UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 9, 2005

MILLER INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	001-14124	62-1566286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8503 Hilltop Drive, Suite 100, Ooltewah, Tennessee	37363
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(423) 238-4171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 9, 2005, Miller Industries, Inc. issued a press release (the “Release”) reporting its financial results for the quarter ended June 30, 2005. A copy of the Release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing references this Form 8-K.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

Exhibit No.	Description

99.1*	Press Release of Miller Industries, Inc. dated August 9, 2005

* Furnished solely pursuant to Item 2.02 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER INDUSTRIES, INC. (Registrant)

By:	/s/ J. Vincent Mish
J. Vincent Mish Executive Vice President and Chief Financial Officer

Date: August 9, 2005